 As filed with the Securities and Exchange Commission on February 9, 2000

                                                 Registration No. 333-96407
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                --------------
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                     (POST-EFFECTIVE AMENDMENT NO. 1)
                                --------------
                      GEMSTAR INTERNATIONAL GROUP LIMITED
             (Exact name of registrant as specified in its charter)


           Delaware                      3651                   95-4782077
(State or other jurisdiction of    (Primary Standard         (I.R.S. Employer
incorporation or organization)         Industrial           Identification No.)
                                Classification Code Number)

                     135 North Los Robles Avenue, Suite 800
                           Pasadena, California 91101
                                 (626) 792-5700
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                --------------
                          Stephen A. Weiswasser, Esq.
                  Executive Vice President and General Counsel
                      Gemstar International Group Limited
                     135 North Los Robles Avenue, Suite 800
                           Pasadena, California 91101
                                 (626) 792-5700
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                --------------
                                   Copies to:
 David A. Krinsky, Esq.      Elizabeth Markowski,   Francis R. Wheeler, Esq.
   J. Jay Herron, Esq.               Esq.           Holme Roberts & Owen LLP
 Karen K. Dreyfus, Esq.      Baker & Botts, L.L.P.  1700 Lincoln, Suite 4100
  O'Melveny & Myers LLP      599 Lexington Avenue,   Denver, Colorado 80203
   610 Newport Center             Suite 2900             (303) 861-7000
    Drive, 17th Floor         New York, New York
     Newport Beach,               10022-6030
    California 92660            (212) 705-5000
     (949) 760-9600
                                --------------
   Approximate date of commencement of proposed sale to the public. With respect to the shares relating to the domestication of Gemstar International Group Limited, a British Virgin Islands corporation, as a domestic corporation under the laws of the State of Delaware, upon the effective date of the domestication. With respect to the shares to be issued in connection with the merger of a subsidiary of the Registrant with and into TV Guide, Inc. ("TV Guide"), as soon as practicable after the completion of the merger.
   If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]
   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
                                --------------
                        CALCULATION OF REGISTRATION FEE

========================================================================================================
                                                             Proposed       Proposed
                                             Amount          Maximum         Maximum         Amount of
        Title of each Class of               to be        Offering Price    Aggregate       Registration
     Securities to be Registered         Registered(1)     Per Share(2)  Offering Price      Fee(2)(3)
--------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per
 share...............................  414,245,832 shares Not Applicable $20,063,412,141(2)  $5,296,741
--------------------------------------------------------------------------------------------------------
Preferred Stock Purchase Rights......  414,245,832 rights      (4)             (4)              (4)
========================================================================================================

(1) The number of shares of common stock, par value $.01 per share ("Gemstar common stock"), with Preferred Stock Purchase Rights, issuable by the Registrant (a) upon conversion of the currently outstanding ordinary shares of Gemstar International Group Limited, a British Virgin Islands corporation upon its domestication as a corporation under the laws of the State of Delaware, (b) upon completion of the merger of a subsidiary of the Registrant with and into TV Guide, Inc. ("TV Guide"), and (c) upon exercise of TV Guide options which will be converted into options to purchase Gemstar common stock in connection with the merger.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(f)(1) and Rule 457(c) based on the sum of (1) $13,261,702,215, which represents the product of (A) $64.125, the average of the reported high and low sales prices of a share of Gemstar common stock on the Nasdaq National Market on February 7, 2000 and (B) 206,810,171, the maximum number of shares of Gemstar common stock that may be converted in the domestication, (2) $6,075,491,971, which represents the product of (A) $36.6875, the average of the reported high and low sales prices of a share of TV Guide Class A common stock on the Nasdaq National Market on February 7, 2000 and (B) 165,601,144, the maximum number of shares of TV Guide Class A common stock, including shares issuable upon exercise of outstanding options to purchase TV Guide Class A common stock, that may be received in the merger and (3) $726,217,955, which represents the book value of the 149,986,352 outstanding shares of TV Guide Class B common stock at December 31, 1999.

(3) The total registration fee of $5,296,741 has been previously paid in connection with filings by Gemstar and TV Guide on December 2, 1999 of preliminary proxy materials in connection with the merger and by Gemstar on February 8, 2000 in connection with this registration statement.
(4) The Preferred Stock Purchase Rights of Gemstar initially are carried and traded with the shares of the Gemstar common stock being registered hereby. Value attributable to such Preferred Stock Purchase Rights, if any, is reflected in the market price of the Gemstar common stock.
                                --------------
   The Registrant hereby amends this Registration Statement of such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

   The proxy statement/prospectus previously filed with this registration statement is contained in the registration statement on form S-4 filed on February 8, 2000. This post-effective amendment no. 1 is being filed to comply with the undertaking contained on the signature page of such registration statement, and to reflect the domestication of Gemstar International Group Limited, a British Virgin Islands corporation, as a domestic corporation under the laws of the State of Delaware effective as of February 9, 2000.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

   Subject to any limitations in a corporation's Memorandum of Association or Articles of Association, British Virgin Islands law allows a corporation to indemnify, against all expenses, judgments, fines and amounts paid in settlement and reasonably incurred, any person who (1) is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings by reason of the fact that the person is or was a director, officer or liquidator of the company or (2) is or was, at the company's request, serving as a director, officer or liquidator of, or in any other capacity is or was acting for, another entity; provided, however, that such person acted honestly and in good faith with a view to the best interests of the company and, in the case of criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful. Gemstar's Articles of Association require the company to indemnify any person referred to in the preceding sentence if such person has been successful in defending any proceeding of the type described in the preceding sentence, regardless of whether such person acted honestly and in good faith with a view to the best interests of the company and, in the case of criminal proceedings, had reasonable cause to believe that his or her conduct was unlawful.

   Section 102(b)(7) of the Delaware General Corporation Law permits a Delaware corporation to limit the personal liability of its directors in accordance with the provisions set forth therein. Gemstar's Certificate of Incorporation provides that the personal liability of its directors shall be limited to the fullest extent permitted by applicable law. Section 145 of the Delaware General Corporation Law contains provisions permitting corporations organized thereunder to indemnify directors, officers, employees or agents against expenses, judgments and fines and amounts paid in settlement actually and reasonably incurred and against certain other liabilities in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person was or is a director, officer, employee or agent of the corporation. Gemstar's Certificate of Incorporation provides for indemnification of directors and officers to the fullest extent permitted by applicable law. Gemstar's new Bylaws provide that Gemstar shall indemnify to the fullest extent permitted by law members of the board of directors and officers of Gemstar and their respective heirs, personal representatives and successors in interest for or on account of any action performed on behalf of Gemstar.

Item 21. Exhibits and Financial Statement Schedules.

   (a) Exhibits

  2.1 --Agreement and Plan of Merger dated as of October 4, 1999 among Gemstar
       International Group Limited, G Acquisition Subsidiary Corp. and TV
       Guide, Inc., as amended on February 7, 2000 (Included as Annex A to the
       Joint Proxy Statement/Prospectus filed as part of this Registration
       Statement)

  3.1 --Amended and Restated Memorandum of Association of Gemstar International
       Group Limited (Incorporated by reference to Form F-1 Registration
       Statement of Gemstar International Group Limited (33-79016), which was declared effective on October 10, 1995) (Further amendments were filed in connection with Gemstar's report on Form 8-K on July 13, 1998)

  3.2 --Amended and Restated Articles of Association of Gemstar International
       Group Limited (Incorporated by reference to Form F-1 Registration
       Statement of Gemstar International Group Limited (33-79016), which was declared effective on October 10, 1995) (Further amendments were filed in connection with Gemstar's report on Form 8-K on July 13, 1998)

  3.3 --Form of Certificate of Incorporation of Gemstar International Group
       Limited (Included as Annex B to the Joint Proxy Statement/Prospectus filed as part of this Registration Statement)

  3.4    --Form of Bylaws of Gemstar International Group Limited*

  3.5    --Form of Bylaws of TV Guide International, Inc. (formerly Gemstar
          International Group Limited) (Included as Annex C to the Joint Proxy
          Statement/Prospectus filed as part of this Registration Statement)

  4.1    --Rights Agreement, dated as of July 10, 1998, between Gemstar
          International Group Limited and American Stock Transfer & Trust
          Company, as Rights Agent (including as an exhibit thereto the terms of the designated Junior Participating Preference Shares)
          (Incorporated by reference to Exhibit 2 to the Registration
          Statement on Form 8-A dated July 13, 1998 and filed with the Securities and Exchange Commission)

  4.2    --Amended and Restated Rights Agreement, by and between Gemstar
          International Group Limited, a Delaware corporation which is the continuation of Gemstar International Group Limited, a British
          Virgin Islands corporation, and American Stock Transfer & Trust
          Company, a New York company*

  4.3    --Rights Amendments (Incorporated by reference to Exhibit 99.15 to
          Gemstar's Form 8-K, filed February 8, 2000)

  5.1    --Opinion of O'Melveny & Myers LLP*

  5.2    --Opinion of Potter Anderson & Corroon LLP*

  8.1    --Opinion of O'Melveny & Myers LLP*

  8.2    --Opinion of Baker Botts L.L.P.*

 10.1    --Patent Assignment Agreement, dated as of March 15, 1994, between
          Gemstar Development Corporation and Roy J. Mankovitz (Confidential treatment requested) (Incorporated by reference to Form F-1
          Registration Statement of Gemstar International Group Limited (33-
          79016), which was declared effective on October 10, 1995)

 10.2    --Contract Engineering Agreement (undated) between Hilite, Inc. and
          Gemstar Development Corporation (Confidential treatment requested)
          (Incorporated by reference to Form F-1 Registration Statement of
          Gemstar International Group Limited (33-79016), which was declared effective on October 10, 1995)

 10.3    --Contract Engineering Agreement (undated) between Hilite, Inc. and
          Gemstar Holdings Limited (Confidential treatment requested)
          (Incorporated by reference to Form F-1 Registration Statement of
          Gemstar International Group Limited (33-79016), which was declared effective on October 10, 1995)

 10.4    --Contract Engineering Agreement (undated) between Hilite, Inc. and
          Index Systems, Inc. (Confidential treatment requested) (Incorporated by reference to Form F-1 Registration Statement of Gemstar
          International Group Limited (33-79016), which was declared effective on October 10, 1995)
 10.5    --Form of Option Exercise and Assignment Agreement, dated March 16,
          1994, between Gemstar Development Corporation and each of Henry C.
          Yuen, Wilson K.C. Cho and Daniel S.W. Kwoh (Incorporated by reference to Form F-1 Registration Statement of Gemstar
          International Group Limited (33-79016), which was declared effective on October 10, 1995)

 10.6(a) --Exclusive Representation Agreement, dated July 30, 1990, between
          Gemstar Development Corporation and United Feature Syndicate, Inc.
          (Confidential treatment requested) (Incorporated by reference to
          Form F-1 Registration Statement of Gemstar International Group
          Limited (33-79016), which was declared effective on October 10,
          1995)

 10.6(b) --Exclusive Representation Agreement, dated May 20, 1991, between
          Gemstar Development Corporation and United Feature Syndicate, Inc., together with First Amendment to Exclusive Representation Agreement, dated March 4, 1994 (Confidential treatment requested) (Incorporated by reference to Form F-1 Registration Statement of Gemstar
          International Group Limited (33-79016), which was declared effective on October 10, 1995)

 10.6(c) --Exclusive Representation Agreement, dated March 21, 1994, between
          Gemstar Development Corporation and United Feature Syndicate, Inc.
          (Confidential treatment requested) (Incorporated by reference to Form
          F-1 Registration Statement of Gemstar International Group Limited
          (33-79016), which was declared effective on October 10, 1995)

 10.7    --Registration Rights Agreement, dated August 16, 1995, between
          Gemstar International Group Limited and the Shareholders of E Guide,
          Inc. (Incorporated by reference to Form F-1 Registration Statement of
          Gemstar International Group Limited (33-79016), which was declared effective on October 10, 1995)

 10.8    --Company Significant Shareholder Agreement, dated as of December 23,
          1996, by and among Gemstar International Group Limited, a British
          Virgin Islands corporation, and certain significant shareholders of StarSight Telecast, Inc. (Incorporated by reference to Form F-4
          Registration Statement of Gemstar International Group Limited (333-
          6790), which was declared effective on April 15, 1997)

 10.9 --Company Option Agreement, dated as of December 23, 1996, by and between StarSight Telecast, Inc., a California corporation, and Gemstar International Group Limited, a British Virgin Islands corporation (Incorporated by reference to Form F-4 Registration
          Statement of Gemstar International Group Limited (333-6790), which was declared effective on April 15, 1997)

 10.10 --Parent Option Agreement, dated as of December 23, 1996, by and between StarSight Telecast, Inc., a California corporation, and Gemstar International Group Limited, a British Virgin Islands corporation (Incorporated by reference to Form F-4 Registration
          Statement of Gemstar International Group Limited (333-6790), which was declared effective on April 15, 1997)

 10.11 --TDN, Inc., Stockholders Agreement, dated as of October 31, 1997, by and among TDN, Inc., a Delaware corporation, Gemstar Marketing, Inc., a California corporation, and Thomson Consumer Electronics, Inc., a
          Delaware corporation (Incorporated by reference to Form 8-K dated
          January 12, 1998, as amended on June 11, 1998) (Certain information in this exhibit has been omitted pursuant to a request for Confidential Treatment granted by the Securities and Exchange
          Commission)

 10.12   --Cost and Reimbursement Support Agreement, dated as of October 31,
          1997, by and among TDN, Inc., a Delaware corporation, and Gemstar
          International Group Limited (Incorporated by reference to Form 8-K dated January 12, 1998, as amended on June 11, 1998) (Certain information in this exhibit has been omitted pursuant to a request for Confidential Treatment granted by the Securities and Exchange
          Commission)

 10.13 --Definitive Agreement, dated as of January 9, 1998, by and among Gemstar International Group Limited, StarSight Telecast, Inc., a
          California corporation, and Microsoft Corporation, a Washington corporation (Incorporated by reference to Form 8-K dated January 12, 1998, as amended on June 11, 1998) (Certain information in this exhibit has been omitted pursuant to a request for Confidential
          Treatment granted by the Securities and Exchange Commission)
 10.14 --Rescission Agreement, dated as of January 9, 1998, by and between StarSight Telecast, Inc., a California corporation, and Microsoft
          Corporation, a Washington corporation (Incorporated by reference to Form 8-K dated January 12, 1998, as amended on June 11, 1998)
          (Certain information in this exhibit has been omitted pursuant to a request for Confidential Treatment granted by the Securities and Exchange Commission)

 10.15 --Voting Agreement dated as of October 4, 1999 among Liberty Media
        Corporation, certain of its controlled affiliates and Gemstar
        International Group Limited (Incorporated by reference to Exhibit 7(i) to Schedule 13D/A, filed November 4, 1999, with respect to ownership of securities of TV Guide, Inc.)

 10.16 --Voting Agreement dated as of October 4, 1999 among The News
        Corporation Limited, certain of its controlled affiliates and Gemstar
        International Group Limited (Incorporated by reference to Exhibit 10.8 to Schedule 13D/A, filed November 4, 1999, with respect to ownership of securities of TV Guide, Inc.)

 10.17 --Voting Agreement dated as of October 4, 1999 between TV Guide, Inc.
        and Henry C. Yuen (a stockholder of Gemstar International Group
        Limited) (Incorporated by reference to Exhibit 1 to Schedule 13D/A, filed January 5, 2000, with respect to ownership of securities of Gemstar International Group Limited)

 10.18 --Voting Agreement dated as of October 4, 1999 between TV Guide, Inc.
        and Elsie Ma Leung (a stockholder of Gemstar International Group
        Limited) (Incorporated by reference to Exhibit 99.4 to Gemstar's Form
        8-K, filed February 8, 2000)

 10.19 --Voting Agreement dated as of October 4, 1999 between TV Guide, Inc.
        and Dynamic Core Holdings Limited (a stockholder of Gemstar
        International Group Limited) (Incorporated by reference to Exhibit 1 to Schedule 13D/A, filed January 5, 2000, with respect to ownership of securities of Gemstar International Group Limited)

 10.20 --Voting Agreement dated as of October 4, 1999 between TV Guide, Inc.
        and THOMSON multimedia S.A. (a stockholder of Gemstar International
        Group Limited) (Incorporated by reference to Exhibit 99.6 to Gemstar's
        Form 8-K, filed February 8, 2000)

 10.21 --Stockholders Agreement, dated as of October 4, 1999, by and among The
        News Corporation Limited, a South Australia, Australia corporation,
        Liberty Media Corporation, a Delaware corporation, Henry C. Yuen and
        Gemstar International Group Limited, a British Virgin Islands corporation (Incorporated by reference to Exhibit 99.9 to Gemstar's
        Form 8-K, filed February 8, 2000)

 10.22 --Stock Option Agreement, dated as of October 4, 1999, between Gemstar
        International Group Limited, a British Virgin Islands corporation and
        TV Guide, Inc., a Delaware corporation (Option on Gemstar Stock)
        (Incorporated by reference to Exhibit 99.13 to Gemstar's Form 8-K, filed February 8, 2000)

 10.23 --Stock Option Agreement, dated as of October 4, 1999, between Gemstar
        International Group Limited, a British Virgin Islands corporation and
        TV Guide, Inc., a Delaware corporation (Option on TV Guide Stock)
        (Incorporated by reference to Exhibit 99.14 to Gemstar's Form 8-K, filed February 8, 2000)

 10.24 --1994 Stock Incentive Plan, as amended (Incorporated by reference to
        Form F-1 Registration Statement of Gemstar International Group Limited
        (33-79016), which was declared effective on October 10, 1995)

 10.25 --Amendment to Subsection 1.4(a) of 1994 Stock Incentive Plan, as amended (Incorporated by reference to Form F-1 Registration Statement of Gemstar International Group Limited (33-79016), which was declared effective on October 10, 1995)
 10.26 --Amendment to 1994 Stock Incentive Plan, as amended, adopted on March
        12, 1998 (Incorporated by reference to Annual Report on Form 10-K of
        Gemstar International Group Limited for the fiscal year ended March
        31, 1998 Commission File No. 0-26878)

 10.27 --Employment Agreement, dated April 1, 1994, between Gemstar Development
        Corporation and Henry C. Yuen, as amended (Confidential treatment requested) (Incorporated by reference to Form F-1 Registration
        Statement of Gemstar International Group Limited (33-79016), which was declared effective on October 10, 1995)

 10.28 --Employment Agreement, dated August 1995, between Gemstar International
        Group Limited and Thomas L.H. Lau (Incorporated by reference to Form F-
        1 Registration Statement of Gemstar International Group Limited (33-
        79016), which was declared effective on October 10, 1995)

 10.29 -- Employment Agreement, dated April 1, 1994, between Gemstar
        Development Corporation and Daniel S.W. Kwoh, as amended (Confidential treatment requested) (Incorporated by reference to Form F-1
        Registration Statement of Gemstar International Group Limited (33-
        79016), which was declared effective on October 10, 1995)

 10.30 --Employment Agreement, dated April 1, 1994, between Gemstar Development
        Corporation and Roy J. Mankovitz, as amended (Confidential treatment requested) (Incorporated by reference to Form F-1 Registration
        Statement of Gemstar International Group Limited (33-79016), which was declared effective on October 10, 1995)

 10.31 --Employment Agreement, dated August 16, 1995, between Pros Technology
        Limited and Wilson K.C. Cho (Confidential treatment requested)
        (Incorporated by reference to Form F-1 Registration Statement of
        Gemstar International Group Limited (33-79016), which was declared effective on October 10, 1995)

 10.32 --Employment Agreement, dated April 1, 1994, between Gemstar Development
        Corporation and Elsie Ma Leung, as amended (Incorporated by reference to Form F-1 Registration Statement of Gemstar International Group
        Limited (33-79016), which was declared effective on October 10, 1995)

 10.33 --Employment Agreement, dated April 1, 1994, between Gemstar Development
        Corporation and Larry Goldberg, as amended (Incorporated by reference to Form F-1 Registration Statement of Gemstar International Group
        Limited (33-79016), which was declared effective on October 10, 1995)

 10.34 --Employment Agreement, dated July 22, 1999, among Gemstar International
        Group Limited, Gemstar Development Corporation and Stephen A.
        Weiswasser (Incorporated by reference to Form 10-Q of Gemstar
        International Group Limited for the fiscal quarter ended June 30, 1999, filed on August 16, 1999)

 10.35 --Amended and Restated Employment Agreement, effective as of January 7,
        1998, among Gemstar International Group Limited, Gemstar Development
        Corporation and Henry C. Yuen (Incorporated by reference to Annual
        Report on Form 10-K/A for the fiscal year ended March 31, 1998, filed on November 17, 1998) (Certain information in this exhibit has been omitted pursuant to a request for Confidential Treatment which was filed with the Securities and Exchange Commission)

 10.36 --Amendment No. 1 to Amended and Restated Employment Agreement, dated as of October 4, 1999, by and among Gemstar International Group Limited,
        Gemstar Development Corporation and Henry C. Yuen (Incorporated by
        reference to Exhibit 99.10 to Gemstar's Form 8-K, filed February 8,
        2000)

 10.37 --Amended and Restated Employment Agreement, dated as of March 31, 1998, among Gemstar International Group Limited, Gemstar Development
        Corporation and Elsie Leung (Incorporated by reference to Annual Report on Form 10-K/A for the fiscal year ended March 31, 1998, filed on November 17, 1998) (Certain information in this exhibit has been omitted pursuant to a request for Confidential Treatment which was filed with the Securities and Exchange Commission)

 10.38 --Employment Agreement between TV Guide, Inc. and Joachim Kiener
        (Incorporated by reference to Exhibit 99.11 to Gemstar's Form 8-K, filed February 8, 2000)

 10.39 --Employment Agreement between TV Guide, Inc. and Peter C. Boylan III
        (Incorporated by reference to Exhibit 99.12 to Gemstar's Form 8-K, filed February 8, 2000)

 21.1  --Material Subsidiaries of Gemstar International Group Limited
        (Incorporated by reference to Exhibit 21 to Gemstar International Group
        Limited's Annual Report on Form 10-K for the fiscal year ended
        March 31, 1999 Commission File No. 0-26878)

 23.1  --Consent of KPMG LLP*

 23.2  --Consent of Deloitte & Touche LLP*

 23.3  --Consent of KPMG LLP*

 23.4  --Consent of KPMG LLP*

 23.5  --Consent of Ernst & Young*

 23.6  --Consent of Arthur Andersen LLP*

 23.7  --Consent of O'Melveny & Myers LLP (Included in Exhibit 5.1)

 23.8  --Consent of Potter Anderson & Corroon LLP (Included in Exhibit 5.2)

 23.9  --Consent of O'Melveny & Myers LLP (Included in Exhibit 8.1)

 23.10 --Consent of Baker Botts L.L.P. (Included in Exhibit 8.2)

 23.11 --Consent of Lazard Freres & Co. LLC*

 23.12 --Consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated*

 24.1  --Power of Attorney*

 99.1  --Form of Gemstar Proxy Card*

 99.2  --Form of TV Guide Proxy Card*

--------

* Previously filed.

Item 22. Undertakings.

   (a) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   (b) (1) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   (2) The registrant undertakes that every prospectus: (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   (d) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to
Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed after the effective date of the registration statement through the date of responding to the request.

   (e) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, State of California, on the 7th day of February, 2000.

                                          GEMSTAR INTERNATIONAL GROUP LIMITED

                                             /s/ Henry C. Yuen
                                          By __________________________________
                                            Henry C. Yuen,
                                            Chairman of the Board, Chief
                                            Executive Officer, President and
                                             Director

                                             /s/ Elsie Ma Leung
                                          By __________________________________
                                            Elsie Ma Leung,
                                            Chief Financial Officer and
                                             Director

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

   The undersigned individuals, who will be the directors and certain of the executive officers of Gemstar International Group Limited, a Delaware corporation ("Gemstar Delaware"), upon the domestication of the registrant from the British Virgin Islands to the State of Delaware, hereby undertake to cause Gemstar Delaware to file a post-effective amendment to this Registration Statement upon the domestication for the purpose of filing an executed copy of this signature page.

               Signature                           Title                   Date
               ---------                           -----                   ----

         /s/ Henry C. Yuen              Chairman of the Board,       February 7, 2000
 ______________________________________  Chief Executive Officer,
             Henry C. Yuen               President and Director
                                         (Principal Executive
                                         Officer)

         /s/ Elsie Ma Leung             Chief Financial Officer      February 7, 2000
 ______________________________________  and Director
             Elsie Ma Leung              (Principal Financial and
                                         Accounting Officer)

        /s/ Thomas L.H. Lau             Director                     February 7, 2000
 ______________________________________
            Thomas L.H. Lau

       /s/ George F. Carrier            Director                     February 7, 2000
 ______________________________________
           George F. Carrier

        /s/ Teruyuki Toyama             Director                     February 7, 2000
 ______________________________________
            Teruyuki Toyama

              Signature                          Title                   Date
              ---------                          -----                   ----

        /s/ James E. Meyer             Director                    February 7, 2000
______________________________________
            James E. Meyer

      /s/ Douglas B. Macrae            Director                    February 7, 2000
______________________________________
          Douglas B. Macrae

       /s/ Perry A. Lerner             Director                    February 7, 2000
______________________________________
           Perry A. Lerner

    /s/ Stephen A. Weiswasser          Director                    February 7, 2000
______________________________________
        Stephen A. Weiswasser